SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
August 18, 2010
Date of report (Date of earliest event reported)
VALUEVISION MEDIA, INC.
(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-20243	41-1673770

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6740 Shady Oak Road
Eden Prairie, Minnesota	55344-3433

(Address of Principal Executive Offices)	(Zip Code)
(952) 943-6000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Conditions.
          On August 18, 2010 we issued a press release disclosing our results of operations and financial condition for our quarter and six months ended July 31, 2010. In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in that filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          Kris Kulesza’s employment with our company will end August 20, 2010. Kris served as our Senior Vice President – Merchandising.

Item 9.01	Financial Statements and Exhibits.
          (d) Exhibits
99	Press Release dated August 18, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALUEVISION MEDIA, INC.
Date: August 18, 2010	/s/ Nathan E. Fagre
Nathan E. Fagre
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

No.	Description	Manner of Filing
99	Press Release dated August 18, 2010	Filed Electronically